UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	April 16, 2009

QUADRA PROJECTS INC.
(Exact name of registrant as specified in its chapter)

NEVADA	000-53156	450588917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation	File Number)	Identification No.)

200-245 East Liberty Street, Reno, NV		89501
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		1-888-597-8899

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

( )	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
( )	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
( )	Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))
( )	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 16, 2009, the Registrant filed a notice with the Secretary of State for Nevada, pursuant to NRS 78.385 and 78.390 of the Nevada Statutes, whereby the Registrant increased its authorized share capital as follows:

The number of authorized common stock, par value $0.001, was increased on a 1 for 2 basis. The authorized common stock increased from 375,000,000 to 750,000,000.

Accordingly, the number of issued common stock increased from 15,250,000 to 30,500,000.

The increase in authorized share capital and outstanding common stock was approved by majority vote.

Section 9 – Financial Statements and Exhibits Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1         Amended Articles of Incorporation dated April 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUADRA PROJECTS INC.

Date : April 20, 2009	By :	/s/ Claude Diedrick
Claude Diedrick,
President and CEO